Exhibit 10.46

EXECUTION COPY

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(4)
and 240.24b-2

AMENDMENT TO THE COMMERCIAL SUPPLY AGREEMENT

THIS AMENDMENT TO THE COMMERCIAL SUPPLY AGREEMENT (the “Amendment”) is made and entered into effective as of December 8, 2008 (the “Amendment Date”), by and between Amylin Pharmaceuticals, Inc. (“Amylin”) and Baxter Pharmaceutical Solutions LLC (“Baxter”). Capitalized terms used in this Amendment that are not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement (as defined herein).

WHEREAS, effective February 14, 2005, Amylin and Baxter entered into that certain Commercial Supply Agreement (the “Agreement”) wherein Baxter agreed to produce the Exenatide BID Product for Amylin pursuant to the terms and conditions contained therein; and

WHEREAS, Amylin and Baxter desire to amend the Agreement as set forth herein with respect to Amylin’s Annual Obligation.

NOW, THEREFORE, Amylin and Baxter agree as follows:

As of the Amendment Date, Amylin and Baxter agree that Exhibit F, as attached to the Agreement prior to the Amendment Date, shall be deleted and replaced with Exhibit F-1, attached to this Amendment.

The other provisions of the Agreement, not amended by this Amendment, remain in full force and effect.  This Amendment may be executed in counterparts and all such counterparts shall be treated as one and the same document.

IN WITNESS WHEREOF, Amylin and Baxter have executed this Amendment as of the date first above written.

AMYLIN PHARMACEUTICALS, INC.		BAXTER PHARMACEUTICAL SOLUTIONS LLC

By:	/S/ PAUL MARSHALL	By:	/S/ BRIK V. EYRE
Name:	Paul Marshall	Name:	Brik V. Eyre
Title:	Vice President, Operations	Title:	General Manager
Date:	01/07/2009	Date:	01/12/2009

Exhibit F-1

Annual Obligation

YEAR	ANNUAL OBLIGATION
First calendar year following Regulatory Approval (2006)	[***]
Second calendar year following Regulatory Approval (2007)	[***]
Third calendar year following Regulatory Approval (2008)	[***]
Fourth calendar year following Regulatory Approval (2009)	[***]
Fifth calendar year following Regulatory Approval (2010)	[***]
Sixth calendar year following Regulatory Approval (2011)	[***]

***Confidential Treatment Requested